Exhibit 10.12

AMENDMENT TO ASSET PURCHASE AGREEMENT

          THIS AMENDMENT (this “Amendment”), dated as of April 7, 2005, by and between E-Z-EM, Inc., a corporation organized and existing under the laws of the State of Delaware (“Purchaser”), O’Dell Engineering Ltd., a corporation organized and existing under the laws of the Province of Ontario (“Seller”), and Philip C. O’Dell, an individual residing in the Province of Ontario, amends the Asset Purchase Agreement dated January 16, 2005, by and between the parties hereto (the “Original Agreement”, all terms capitalized herein but not defined herein having the respective definitions ascribed to them in the Original Agreement).

          WHEREAS, the parties hereto wish to amend certain provisions of the Original Agreement and to replace certain exhibits and schedules thereto, all on the terms and conditions provided herein;

          NOW, THEREFORE, in consideration for the mutual promises and covenants contained herein, the parties hereto hereby agree as follows:

1.	Amendments to Original Agreement. The Original Agreement is hereby amended as follows:

	(a)	In the definition of “Employment Offer”, the reference to “Exhibit B” is hereby amended to be replaced by “Exhibit A”.

	(b)	The defined term and the definition of “RSDL Consent” in Section 1.1 of the Original Agreement are hereby deleted.

	(c)	Section 3.1 of the Original Agreement is hereby deleted and replaced in its entirety with the following:

Closing Date and Time. The closing of the purchase and sale of the Sale Assets (the “Closing”) shall take place on or before April 11, 2005 at the offices of Davies Ward Phillips & Vineberg, LLP, 625 Madison Avenue, 12th Floor, New York, NY 10022, with effect as of 12:01 a.m. (the date of the exchange of signature pages and other closing deliveries being the “Closing Date”).

	(d)	Sections 3.2.3, 3.2.4 and 10.1.3 of the Original Agreement are hereby deleted in their entireties and replaced with “Intentionally Omitted”.

	(e)	The following sentence is hereby added to the end of Section 3.8.1:

Without limiting the foregoing, Seller shall use its best efforts to obtain the written consent of the Canadian Commercial Corporation to the transfer of the CCC Contract to Purchaser or an Affiliate of Purchaser.

	(f)	Schedules 2.1.5, 2.1.6, 4.5 and 4.17.1 to the Original Agreement are hereby deleted and are hereby replaced, respectively, with Schedules 2.1.5, 2.1.6, 4.5 and 4.17.1 attached hereto.

	(g)	New Exhibit A and new Schedules 2.6, 3.2.1, 3.2.2, 3.2.8, 4.1 and 4.6.4 are hereby added to and incorporated into the Original Agreement, each in the form attached hereto.

	(h)	In Section 7.6, the phrase “the Shareholder is already entitled” is hereby amended to read “Seller is entitled”.

	(i)	Sections 9.1(h) and (i) of the Original Agreement are hereby renumbered as Sections 9.1(i) and (j), and the following new text is hereby inserted as new Section 9.1(h):

the failure to have obtained the written consent of the Canadian Commercial Corporation to the transfer of the CCC Contract to Purchaser or an Affiliate of Purchaser prior to the Closing, or the failure to obtain such written consent thereafter;

	(j)	All references in the Original Agreement to “this Agreement” shall mean the Original Agreement as amended by this Amendment.

	(k)	All other sections of the Original Agreement not specifically referenced herein shall remain unchanged.

2.	Binding Nature, etc. The Original Agreement, as amended by this Amendment, shall be binding and inure to the benefit of the parties hereto and their respective successors and assigns.

3.	Governing Law. This Amendment shall be governed by the laws of the State of New York without regard for choice of laws principles.

4.	Notice. The notice provisions in Section 12 of the Original Agreement are hereby incorporated by reference.

5.	Amendment. This Amendment and the Original Agreement as amended hereby may be further amended only by a document in writing executed by the parties hereto.

6.	Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed part of one and the same original.

7.	Section Headings. Section headings contained herein are for reference purposes only and shall in no way affect the meaning of this Agreement.

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          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

E-Z-EM, INC.

By: /s/ Anthony A. Lombardo

Name: Anthony A. Lombardo
Title: President/CEO

O’DELL ENGINEERING LTD.

By: /s/ Philip C. O’Dell

Name: Philip C. O’Dell
Title: President

/s/ Philip C. O’Dell

Name: Philip C. O’Dell